Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 14, 2022, is made by and between JBG SMITH PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (“Borrower”), the Banks party hereto (the “Banks”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”).

WHEREAS, Borrower, Administrative Agent and the financial institutions initially a signatory to the Existing Credit Agreement (as defined below) together with their successors and assigns under Section 12.05 of the Existing Credit Agreement have entered into that certain Credit Agreement dated as of July 18, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; capitalized terms used herein and not defined herein have the meanings provided in the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”));

WHEREAS, Borrower has requested that Administrative Agent and Banks amend certain terms and conditions of the Existing Credit Agreement as described herein; and

WHEREAS, Administrative Agent and the Banks party to this Amendment have agreed to so amend certain terms and conditions of the Existing Credit Agreement to make certain agreed upon modifications on the terms and conditions set forth below in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.              Amendments to Existing Credit Agreement. Effective as set forth in Section 2 below, the Existing Credit Agreement is hereby amended as follows (as so amended, the Existing Credit Agreement shall continue in full force and effect):

(a)            The definition of “Capitalization Value” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Capitalization Value” means, at any time, the sum (without duplication) of:

(1)            with respect to Real Property Businesses (other than UJVs and Real Property Businesses the value of which is to be included in Capitalization Value under clauses (2) and (3) below), individually determined, the greater of (x) Combined EBITDA from such Real Property Businesses (a) in the case of all Real Property Businesses other than hotels, for the most recently ended fiscal quarter, annualized (i.e., multiplied by four), and (b) in the case of hotels, for the most recently ended four consecutive fiscal quarters, in both cases, capitalized at a rate of 6.0% per annum (or, in the case of any multifamily Real Property Businesses, 5.75% per annum), and (y) 75% of the Gross Book Value of such Real Property Businesses;

(2)            with respect to Real Property Businesses (other than UJVs and Real Property Businesses the value of which is to be included in Capitalization Value under clause (3) below) acquired during the four (4) fiscal quarters most recently ended, the Gross Book Value of such Real Property Business (except for any such Real Property Business which the Borrower has elected in a certificate of the type required by paragraph (3) of Section 6.09 delivered to the Administrative Agent be included in determinations of Capitalization Value under the immediately preceding clause (1));

(3)            Capitalized Development Costs (except with respect to any Real Property Business which the Borrower has elected in a certificate of the type required by paragraph (3) of Section 6.09 delivered to the Administrative Agent prior to the relevant 18- or 24-month period, as applicable, be included in determinations of Capitalization Value under the preceding clause (1));

(4)            with respect to Other Investments, which do not have publicly traded shares, the Net Equity Value of such Other Investments;

(5)            with respect to Real Property UJVs, which do not have publicly traded shares, individually determined, the greater of (x) Combined EBITDA from such Real Property UJVs (a) in the case of all Real Property UJVs other than those owning hotels, for the most recently ended fiscal quarter, annualized (i.e., multiplied by four), and (b) in the case of Real Property UJVs owning hotels, for the most recently ended four consecutive fiscal quarters, in both cases, capitalized at the rate of 6.0% per annum (or, in the case of any multifamily Real Property Businesses, 5.75% per annum), less the Borrower’s Pro Rata Share of any Debt attributable to such Real Property UJVs, and (y) the Net Equity Value of such Real Property UJVs (subject to the last sentence of this definition); and

(6)            without duplication, the Borrower’s Pro Rata Share of Unrestricted Cash and Cash Equivalents, the book value of notes and mortgage loans receivable, and the Fair Market Value of publicly traded securities, at such time, all as determined in accordance with GAAP.

For clarity, the parties acknowledge and agree that the calculations pursuant to clause (1)(x) and (y), clause (2), clause (3) and clause (5)(x) and (y) above in this definition are intended to be made on a Real-Property-Asset-by-Real-Property-Asset basis. For the purposes of this definition, (1) for any Disposition of Real Property Assets by a Real Property Business during any fiscal quarter, Combined EBITDA will be reduced by actual Combined EBITDA generated from such asset or assets, (2) the aggregate contribution to Capitalization Value in excess of 35% of the total Capitalization Value from all Real Property Businesses and Other Investments owned by UJVs shall not be included in Capitalization Value, and (3) the aggregate contribution to Capitalization Value from leasing commissions and management and development fees in excess of 15% of Combined EBITDA shall not be included in Capitalization Value. To the extent that liabilities of a Real Property UJV are Recourse to the Borrower or the General Partner, then for purposes of clause (5)(y) above, the Net Equity Value of such Real Property UJV shall not be reduced by such Recourse liabilities.

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(b)            The definition of “Capitalization Value of Unencumbered Assets” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Capitalization Value of Unencumbered Assets” means, at any time, the sum (without duplication) of:

(1)            with respect to Real Property Businesses (other than UJVs and Real Property Businesses the value of which is to be included in Capitalization Value under clauses (2) and (3) below), individually determined, the greater of (x) Unencumbered Combined EBITDA from such Real Property Businesses (a) in the case of all Real Property Businesses other than hotels, for the most recently ended fiscal quarter, annualized (i.e., multiplied by four), and (b) in the case of hotels, the most recently ended four consecutive fiscal quarters, in both cases, capitalized at a rate of 6.0% per annum (or, in the case of any multifamily Real Property Businesses, 5.75% per annum), and (y) 75% of the Gross Book Value of such Real Property Businesses constituting Unencumbered Assets;

(2)            with respect to Real Property Businesses (other than UJVs and Real Property Businesses the value of which is to be included in Capitalization Value under clause (3) below) constituting Unencumbered Assets acquired during the four (4) fiscal quarters most recently ended, the Gross Book Value of such Real Property Business (except for any such Real Property Business which the Borrower has elected in a certificate of the type required by paragraph (3) of Section 6.09 delivered to the Administrative Agent be included in determinations of Capitalization Value under the immediately preceding clause (1));

(3)            Capitalized Development Costs (except with respect to any Real Property Business which the Borrower has elected in a certificate of the type required by paragraph (3) of Section 6.09 delivered to the Administrative Agent prior to the relevant 18- or 24-month period, as applicable, be included in determinations of Capitalization Value under the preceding clause (1));

(4)            with respect to Real Property UJVs, which do not have publicly traded shares, individually determined, the greater of (x) the Unencumbered Combined EBITDA from such Real Property UJVs (a) in the case of Real Property UJVs other than those owning hotels, for the most recently ended fiscal quarter, annualized (i.e., multiplied by four), and (b) in the case of Real Property UJVs owning hotels, for the most recently ended four consecutive fiscal quarters, in both cases, capitalized at a rate of 6.0% per annum (or, in the case of any multifamily Real Property Businesses, 5.75% per annum), and (y) the Net Equity Value of such Real Property UJVs constituting Unencumbered Assets; and

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(5)            without duplication, the Borrower’s Pro Rata Share of Unrestricted Cash and Cash Equivalents, the book value of notes and mortgage loans receivable and the Fair Market Value of publicly traded securities that are Unencumbered Assets, at such time, all as determined in accordance with GAAP.

For the purposes of this definition, (1) for any Disposition of Real Property Assets by a Real Property Business during any fiscal quarter, Unencumbered Combined EBITDA will be reduced by actual Unencumbered Combined EBITDA generated from such asset or assets, (2) the aggregate contribution to Capitalization Value of Unencumbered Assets in excess of 35% of the total Capitalization Value of Unencumbered Assets from the aggregate of all Real Property Businesses owned by UJVs, Real Property Businesses subject to Permitted Transfer Restrictions of the type described in clause (c) of the definition thereof and notes and mortgage loans receivable that are Unencumbered Assets at such time, as determined, in accordance with GAAP, shall not be included in Capitalization Value of Unencumbered Assets, and (3) the aggregate contribution to Capitalization Value of Unencumbered Assets from leasing commissions and management and development fees in excess of 15% of Unencumbered Combined EBITDA shall not be included in Capitalization Value of Unencumbered Assets.

2.             Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent (the date of such satisfaction or waiver, the “Third Amendment Effective Date”):

(a)            Administrative Agent shall have received:

(i)            counterparts of this Amendment duly executed and delivered by Borrower, Administrative Agent and the Required Banks; and

(ii)           a certificate dated as of the Third Amendment Effective Date signed by a Responsible Officer of Borrower stating, to the best of the certifying party’s knowledge, the following:

(A)            All representations and warranties of Borrower and the other Loan Parties contained in this Amendment, in the Amended Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date as though made on and as of such date (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects) and except for changes in factual circumstances not prohibited thereunder), and

(B)            No Default or Event of Default has occurred and is continuing.

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(b)            All fees owed to the Banks incurred in connection with this Amendment and required to be paid as of the Third Amendment Effective Date and all expenses (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of legal counsel of Administrative Agent) for which invoices have been presented to Borrower on or prior to the Third Amendment Effective Date shall have been paid.

Administrative Agent shall notify in writing Borrower and the Banks of the effectiveness of this Amendment, and such notice shall be conclusive and binding.

3.              Representations and Warranties. Borrower hereby certifies that: (a) no Default or Event of Default exists as of the date hereof or would exist immediately after giving effect to this Amendment; (b) each of the representations and warranties of Borrower and the other Loan Parties contained in the Amended Credit Agreement and in each of the other Loan Documents are true and correct in all material respects as of the date hereof (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects) and except for changes in factual circumstances not prohibited thereunder); (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which, to the extent required, Borrower agrees to file in a timely manner) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained; and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally. Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Banks’ or Administrative Agent’s rights and remedies (all of which are hereby reserved).

4.              Ratification. Without in any way establishing a course of dealing by Administrative Agent or any Bank, Borrower hereby reaffirms and confirms its obligations under the Amended Credit Agreement and the other Loan Documents to which it is a party and each and every such Loan Document executed by the undersigned in connection with the Existing Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. This Amendment is not intended to and shall not constitute a novation. All references to the Existing Credit Agreement contained in the above-referenced documents shall be a reference to the Amended Credit Agreement and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.

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5.              GOVERNING LAW. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

6.              Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

7.              Headings. The headings of this Amendment and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment.

8.              Miscellaneous. This Amendment shall constitute a Loan Document under the Amended Credit Agreement. This Amendment sets forth the entire agreement among the parties hereto relating to the transactions contemplated hereby (except with respect to agreements relating solely to compensation, consideration and the coordinated syndication of the Loan). No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. Borrower hereby represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of Administrative Agent or its counsel in entering into this Amendment.

REST OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

JBG SMITH PROPERTIES LP

By:	JBG SMITH Properties,
a Maryland real estate investment trust,
its General Partner

By:	/s/ Moina Banerjee
Name:	Moina Banerjee
Title:	Chief Financial Officer

Signature Page to JBG SMITH Third Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, as a Ratable Loan Bank, as a Term A-1 Bank and as a Term A-2 Bank

By:	/s/ Matthew Ricketts
Name:	Matthew Ricketts
Title:	Managing Director

Signature Page to JBG SMITH Third Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as a Ratable Loan Bank, and Term A-1 Bank

By:	/s/ Robert T. Wratten
Name:	Robert T. Wratten
Title:	Sr. Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Ratable Loan Bank

By:	/s/ Cody A. Canafax
Name:	Cody A. Canafax
Title:	Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Ratable Loan Bank, Term A-1 Bank and Term A-2 Bank

By:	/s/ Andrew Moore
Name:	Andrew Moore
Title:	Authorized Signatory

Signature Page to JBG SMITH Third Amendment to Credit Agreement

CITIZENS BANK, N.A.,
as a Ratable Loan Bank, as a Term A-1 Bank and as a Term A-2 Bank

By:	/s/ Donald Woods
Name:	Donald Woods
Title:	SVP

Signature Page to JBG SMITH Third Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Ratable Loan Bank, and Term A-1 Bank and Term A-2 Bank

By:	/s/ Katie Chowdhry
Name:	Katie Chowdhry
Title:	Senior Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement

BMO HARRIS BANK N.A.,
as a Ratable Loan Bank and Term A-2 Bank

By:	/s/ Rebecca Liu Chabanon
Name:	Rebecca Liu Chabanon
Title:	Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement

REGIONS BANK,
as a Ratable Loan Bank, as a Term A-1 Bank and as a Term A-2 Bank

By:	/s/ T. Barrett Vawter
Name:	T. Barrett Vawter
Title:	Director

Signature Page to JBG SMITH Third Amendment to Credit Agreement

T.D. BANK, N.A.,
as a Ratable Loan Bank, as a Term A-1 Bank and as a Term A-2 Bank

By:	/s/ James M. Cupelli
Name:	James M. Cupelli
Title:	Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement

THE BANK OF NEW YORK MELLON,
as a Ratable Loan Bank, Term A-1 Bank and Term A-2 Bank

By:	/s/ Carol Murray
Name:	Carol Murray
Title:	Director

Signature Page to JBG SMITH Third Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Ratable Loan Bank and Term A-1 Bank

By:	/s/ Sacha Boxill
Name:	Sacha Boxill
Title:	Director

Signature Page to JBG SMITH Third Amendment to Credit Agreement

TRUIST BANK, successor by merger to SunTrust Bank,
as a Ratable Loan Bank, and Term A-1 Bank

By:	/s/ Craig Lockard
Name:	Craig Lockard
Title:	Senior Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Ratable Loan Bank, Term A-1 Bank and Term A-2 Bank

By:	/s/ Casey Ciccone
Name:	Casey Ciccone
Title:	Senior Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Ratable Loan Bank and Term A-1 Bank

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to JBG SMITH Third Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Ratable Loan Bank

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Authorized Signatory

Signature Page to JBG SMITH Third Amendment to Credit Agreement

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH,
as a Ratable Loan Bank and Term A-1 Bank

By:	/s/ Alexander Joerg
Name:	Alexander Joerg
Title:	Managing Director

By:	/s/ Chase Cassidy
Name:	Chase Cassidy
Title:	Associate Director

Signature Page to JBG SMITH Third Amendment to Credit Agreement

ING CAPITAL LLC,
as a Ratable Loan Bank and Term A-1 Bank

By:	/s/ Craig R. Bender
Name:	Craig R. Bender
Title:	Managing Director

By:	/s/ Sofya Shuster
Name:	Sofya Shuster
Title:	Director

Signature Page to JBG SMITH Third Amendment to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Ratable Loan Bank, Term A-1 Bank, and Term A-2 Bank

By:	/s/ Steven Jonassen
Name:	Steven Jonassen
Title:	Managing Director

By:	/s/ Attila Coach
Name:	Attila Coach
Title:	MD

Signature Page to JBG SMITH Third Amendment to Credit Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Mitchell Vega
Name:	Mitchell Vega
Title:	Senior Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement

UNITED BANK,
as a Term A-1 Bank

By:	/s/ Paul P. Adams
Name:	Paul P. Adams
Title:	Senior Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Ratable Loan Bank

By:	/s/ Timothy J. Tillman
Name:	Timothy J. Tillman
Title:	Senior Vice President

Signature Page to JBG SMITH Third Amendment to Credit Agreement